EXHIBIT 13

NEC CORPORATION

CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350

     In connection with the amendment to Annual Report of NEC Corporation (the “Company”) on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Akinobu Kanasugi, President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ AKINOBU KANASUGI

Name: Akinobu Kanasugi
Title: President and Member of the Board

Dated:   October 1, 2004

NEC CORPORATION

CERTIFICATION REQUIRED BY
RULE 13a-14(b) OR RULE 15d-14(b)
AND 18 U.S.C. Section 1350

     In connection with the amendment to Annual Report of NEC Corporation (the “Company”) on Form 20-F for the fiscal year ended March 31, 2004 as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Yasuo Matoi, Senior Vice President and Member of the Board of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ YASUO MATOI
Name: Yasuo Matoi
Title: Senior Vice President and Member of the Board

Dated: October 1, 2004